FIRST QUARTER 2002 EARNINGS
                                  PRESENTATION

                                  May 2, 2002

Statements concerning future performance, developments, events, market forecasts, earnings models, earnings, revenues, expenses, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from those expressed in the forward looking information. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, the high degree of risk associated with technology and other venture capital investments, changes in interest rates, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the company's Annual Report on Form 10-K that is available from the company and from the SEC.

                               FBR Group Overview
                              As of March 31, 2002

o Institutional research capital markets company (NYSE: FBR)

o 441 full-time employees in 14 offices

o 6 focused industry verticals (Financial Services, Real Estate, Technology, Energy, Diversified Industries, Healthcare)

o Top 10 lead-managing equity
  underwriter

o Strong balance sheet:
* Total assets of $284.5 million and shareholders' equity of $194.6 million- $4.25 per share ($4.37 assuming repayment of loans under the Employee Stock Purchase and Loan program).
* Combined FBR Group and FBR Asset Investment
  Corporation (NYSE: FB) equity of more than $600 million

o 3 profit centers driven by research:
* Institutional brokerage sales and trading
* Investment banking
* Asset management, including FBR Asset Investment Corporation

                               Business Overview

----------------------- --------------------- -------------------- --------------------- --------------------
       Research         Institutional Sales   Investment Banking     Asset Management      Private Client
                             & Trading                                                          Group
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------

60 Analysts             50 Institutional      75 investment        More than $5          Investment
                        Brokers               bankers              billion a of April    services for high
Over 350 companies                                                 30, 2002              net worth
under coverage          27 Traders & Sales    6 focused industry                         individuals,
                        Traders               sectors              FBR Asset             foundations and
Independence                                                       Investment            endowments
                        Market-maker in       Financial Services   Corporation
In-depth company        over 440 equity and                        (NYSE:FB)             Investment
analysis                debt securities       Real Estate                                Management
                                                                   Mutual funds
Theme-driven industry   Covering over 1,000   Technology                                 Restricted (144)
coverage                institutional                              Hedge funds           stock sales
                        accounts              Energy
Daily meetings with                                                Private equity        Credit lines
sales force             Mutual funds          Diversified
                                              Industries           Venture capital       Hedging and
Frequent management     Hedge funds                                                      monetization
roadshows                                     Healthcare
                        Money managers                                                   Employee stock
Annual investor                               Top 10                                     option management
conferences             Pension funds         lead-managing
                                              underwriter                                Cash management

                                                                                         FBR National Bank
                                                                                         & Trust*
----------------------- --------------------- -------------------- --------------------- --------------------

All numbers approximate as of April 30, 2002 unless otherwise stated.

*Member FDIC and an equal housing lender. Products offered by other FBR subsidiaries are not FDIC insured, not offered, guaranteed or endorsed by FBR National Bank & Trust, and may lose value.

                    First Quarter 2002 Financial Highlights

o Earnings of $10.3 million or $0.23 per share

o Revenues up 142% over first quarter 2001, $54.4 million
* Institutional brokerage revenues up 26% at $15.8 million
* Investment banking revenues up 142% at $24.0 million
* Asset management revenues up 183% at $13.8 million
* Venture capital losses down 85% at $(1.1) million
* Expense containment o Gross assets under management up 54% at $4.3 billion

  Gross assets under management up 54% at $4.3 billion

o Top 10 lead managing underwriter by dollar volume raised for mid-market issuers (market-cap less than $1 billion)

o #1 lead managing underwriter by weighted aftermarket performance through 4/30/02, with performance of 33.54% year-to-date (vs. industry average of 7.19%)

                  Drivers of FBR's Business and Revenue Growth

o High-quality, objective and timely research

o Increasing business with the largest institutional investors in the United States and Europe

o In-depth focus on industry verticals and mid-market focus

o Growing assets under management


                                    Research

------------------- ------------------- ------------------ -------------- ------------------- -----------------
Financial Services  Real Estate         Technology         Energy         Diversified/High    Healthcare
                                                                          Yield
------------------- ------------------- ------------------ -------------- ------------------- -----------------
------------------- ------------------- ------------------ -------------- ------------------- -----------------

Asset Managers      Apartment           Communication      Coal           Consumer Products   Genomics &
                                        Infrastructure                                        Proteomics
Brokers             Lodging                                Exploration    Debt, Equity and
                                        Communication      & Production   Distressed          Specialty
Community Banks     Mortgage            Semiconductors &   (E&P)          Securities          Pharmaceuticals
                                        Intellectual
Government          Office/Industrial   Property           Integrated     High Yield
Sponsored                                                  Oil &
Enterprises         Triple-Net Lease    Display &          Refineries     Special Situations
(GSE's)                                 Semiconductor
                                        Technologies       Pipelines
Insurance
                                        Enterprise
Money Center Banks                      Platform &
                                        Application
Mortgage Bankers                        Software

Mortgage Companies                      Enterprise
                                        Services
Regional Banks
                                        Media
Specialty Finance                       Infrastructure

Thrifts                                 Network Software

                                        Telecom
                                        Equipment &
                                        Services
------------------- ------------------- ------------------ -------------- ------------------- -----------------

Over 350 companies under coverage.


                         Sales & Trading Revenue Growth

--------------------------- -------------------- ----------------------- --------------------
                                 Principal               Agency                 Total

--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------
1999                               24.3                   15.0                 $39.3M
--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------
2000                               25.5                   21.1                 $46.6M
--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------
2001                               24.3                   27.1                 $51.4M
--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------
12 Months Ended 03/31/02           25.8                   29.2                 $55.0M
--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------
Q1 2002                            29.8                   35.0                 $64.8M
--------------------------- -------------------- ----------------------- --------------------
Excludes trading gains and losses.

Revenue Growth

2001 - 2002 = 10.3%

Q1 2001 - Q1 2002 = 26%


55 Institutional Brokers

27 Traders & Sales Traders



                               Investment Banking

--------------------------------------- ----------------------------------------
                 2001                                   Q1 2002
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------

50 capital markets assignments          20 capital markets assignments

$2.7 billion in transaction value       $1.8 billion in transaction value

29 capital raising transactions         11 capital raising transactions

      -1 lead-managed IPO                    - 1 co-managed IPO

     -15 lead-managed secondaries            - 6 lead-managed secondaries

      -9 co-managed secondaries              - 3 co-managed secondaries

      -4 sole-managed private                - 1 sole-managed private
       placements                               placement

22 M&A and advisory assignments         9 M&A and advisory assignments

     $426 million* of transaction             $599 million* of transaction
       value                                     value
--------------------------------------- ----------------------------------------
*Some figures not publicly disclosed



                       Investment Banking Revenue Growth

--------------------------- -------------------- ----------------------- --------------------
                              Corporate Finance         Underwriting           Total
--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------

1999                               22.5                   22.7                $45.2M
--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------
2000                               31.4                   21.1                $52.5M
--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------
2001                               28.5                   47.9                $76.4M
--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------
12 Months Ended 03/31/02           37.8                   52.5                $90.3M
--------------------------- -------------------- ----------------------- --------------------
--------------------------- -------------------- ----------------------- --------------------
Q1 2002                            45.9                   49.2                $95.1M
--------------------------- -------------------- ----------------------- --------------------


Revenue Growth

2000-2001 = 45.5%

Q1 2001 - Q1 2002 = 142%

75 Investment Bankers

Excludes investment gains.

                               Investment Banking
                 Aftermarket Performance Across All Industries

Criteria:

Lead Managed

Secondary and IPO equity transactions

Pricing date: 01/01/01-04/30/02

Performance from pricing through 04/30/02

Performance does not include dividends

                                         January 1, 2001 through May 1, 2002
                                       Aggregate Deal Value Over $150 Million

--------------------------------------------- ---------------------- ---------------------------------
Lead Manager                                       # of Deals           % Change Offer to Current
--------------------------------------------- ---------------------- ---------------------------------

--------------------------------------------- ---------------------- ---------------------------------
Friedman, Billings, Ramsey                             23                         33.54
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Robert W. Baird & Co. Incorporated                      3                         32.32
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Jolson Merchant Partners                                4                         22.11
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Raymond James                                          10                         18.28
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Deutsche Bank Securities                               19                         16.94
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
William Blair & Company                                 3                         16.47
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Bear, Stearns & Co.                                    20                         14.30
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Wachovia Securities                                     8                         12.99
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Needham & Company, Inc.                                 4                          9.59
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
SG Cowen Securities Corporation                         5                          8.82
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Robertson Stephens                                     13                          7.49
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
A.G. Edwards & Sons, Inc.                               9                          7.42
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Merrill Lynch  & Co.                                   92                          7.25
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Credit Suisse First Boston                             89                          6.59
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Salomon Smith Barney Inc.                              99                          6.24
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
UBS Warburg LLC                                        50                          4.61
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Jeffries & Company, Inc.                                6                          2.97
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
U.S. Bancorp Piper Jaffray Inc.                        14                          2.56
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Morgan Stanley                                         38                          0.93
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
J.P. Morgan Securities Inc.                            29                          0.23
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Banc of America Securities                             20                         -0.99
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Goldman, Sachs & Co.                                   57                         -3.05
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Lehman Brothers                                        43                         -5.90
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
CIBC World Markets                                     11                         -10.96
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
Thomas Weisel Partners L.L.C.                           3                         -30.88
--------------------------------------------- ---------------------- ---------------------------------
--------------------------------------------- ---------------------- ---------------------------------
                                                   Total: 672              Average: 7.19
--------------------------------------------- ---------------------- ---------------------------------
                                                         Source: CommScan LLC



                                Asset Management

------------------------------------- ----------------------------------- -----------------------------------
         Alternative Assets                       FBR Asset                          Mutual Funds
                                      and other managed accounts
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

More than $300 million                More than $2.7 billion              More than $1.3 billion

Hedge Funds:                          FBR Asset Investment Corp.          Equity funds, Morningstar Rated,
-FBR Ashton                           -NYSE: FB                           4 & 5 Stars over 3 & 5 years
-FBR Weston                           -REIT Tax Status                    ended 12/21/01*:
-FBR Arbitrage                        -Mortgage Backed Securities
-FBR Biotech                          -Mezzanine or Senior Loans          FBR Small Cap Financial
-FBR Pegasus (fund of funds)          -Equity Securities                  (Five Stars)

Venture Capital:                      Private Client Group                FBR Financial Services
-FBR Technology Venture               -Asset Allocation and other         (Four Stars)
  Partners I & II                       Managed Accounts
-FBR Co-Motion                        -Investment Management              FBR Small Cap Value
-ETP/FBR Genomic I & II               -Wealth Planning                    (Five Stars)
-FBR Infinity II                      -Access to FBR Proprietary
                                        Products                          American Gas Index
Private Equity:                                                           (Four Stars)
-FBR Private Equity Fund
-FBR Future Financial Fund                                                Our newest fund (02/02):
-FBR Financial Services Partners                                          -FBR Technology Fund

                                                                          Fixed income and money market
                                                                          funds:
                                                                          -Fund for Government Investors
                                                                            (Money Market)

                                                                          -Rushmore Fund for Tax-Free
                                                                            Investors (VA,MD and Money
                                                                            Market)

                                                                          -The Rushmore Fund (Bond
                                                                            Fund)

------------------------------------- ----------------------------------- -----------------------------------

All numbers approximate as of April 30, 2002. Stated asset amounts represent total gross assets under management.

*copyright Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.



                            Assets Under Management

--------------------------- -------------------- -----------------------
                            Net Assets Under              Total
                            Management#

--------------------------- -------------------- -----------------------
--------------------------- -------------------- -----------------------
12/31/1999                           $694M                 $990M
--------------------------- -------------------- -----------------------
--------------------------- -------------------- -----------------------
12/31/2000                           $721M               $1,004M
--------------------------- -------------------- -----------------------
--------------------------- -------------------- -----------------------
12/31/2001*                         $1,518M              $2,757M
--------------------------- -------------------- -----------------------
--------------------------- -------------------- -----------------------
03/31/2002                         $1,868M               $4,344M
--------------------------- -------------------- -----------------------


AUM Growth 12/31/2001 - 03/31/2001 = 57%

# Net assets under management represents total gross assets under management, net of any repo debt, margin loans, securities sold but not yet purchased, lines of credit, and any other liabilities.

* Includes technology sector assets of $71.0M ($64.9M net).



                              Equity Mutual Funds

Equity Mutual Funds
More than $1.3 billion under management in 10 equity, fixed income and money market mutual funds.
                                       Overall
                                 Morningstar Rating(TH)         Q4'01     1-Year   3-Years     5-Years*   10-Years
                      (among 4,811 domestic equity funds)

Small Cap Value (FBRVX)1                *****                  18.23%     32.63%     13.11%     15.05%      n/a
Small Cap Financial (FBRSX)2            *****                   4.93%     23.85%     15.76%     16.23%      n/a
Financial Services (FBRFX)2             ****                    2.77%     -1.72%      6.48%     13.06%      n/a
American Gas Index Fund (GASFX)3        ****                    3.34%    -14.78%      8.55%     10.83%    11.94%


*The FBR Funds commenced operations on 12/31/96. The American Gas Index Fund commenced operations on 05/10/89

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Please read the prospectus carefully before you invest or send money. Investment return and principal will fluctuate so that investor's shares when redeemed, may be worth more or less than their original value. FBR Funds are NOT FDIC insured and not bank guaranteed. All results assume reinvestment of distributions. FBR Fund Advisors, Inc. and FBR Investment Services Inc., member NASD/SIPC, each a subsidiary of Friedman, Billings Ramsey Group Inc., serve as advisor to, and distributor of the FBR Funds respectively. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar metrics. Both the FBR Small Cap Value and Small Cap Financial Funds received 5 stars for the 3- and 5-year periods and were rated among 4811 and 3160 domestic equity funds. The FBR Financial Services fund received 4 stars for the 3- and 5-year periods and was rated among 4811 and 3160 domestic equity funds. The American Gas Index Fund received 4 stars for the 3- and 5-year periods and 3 stars for the prior 10 years and was rated among 4811, 3160 and 895 domestic equity funds respectively.


1The non-diversified nature of the fund may subject investors to greater volatility than other diversified funds. Small capitalization stocks as a group may not respond to market rallies or downturns as much as other types of equity securities.

2Fund investments are focused on the financial services industry, which may be adversely affected by regulatory or other market conditions, such as rising interest rates. Small capitalization stocks as a group may not respond to market rallies or downturns as much as other types of equity securities.


3The gas industry is sensitive to increased interest rates because of the capital-intensive nature of the industry. Typically, a significant portion of the financing of the gas industry's assets is obtained through debt. As interest rates increase, such refinanced debt would be acquired at higher-rates thereby adversely affecting earnings.


Copyright 2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.



                           Fixed Income Mutual Funds

Fixed Income Mutual Funds                                     Q1 2002     1-Year   3-Years    5-Years   10-Years

Fund for Government Investors (RSGVX)     1                     0.27%      2.29%     3.94%      4.10%      3.90%
Tax-Free Money Market Portfolio (FFTXX)  1,2                    0.26%      1.63%     2.48%      2.60%      2.47%
Maryland Tax-Free Portfolio (RSXLX)1,2                          0.93%      3.57%     3.87%      5.26%      5.67%
Virginia Tax-Free Portfolio (RSXIX)1,2                          0.98%      2.92%     3.69%      5.21%      5.70%
U.S. Government Bond Portfolio (FUSXX)                          1.84%      4.29%     5.79%      8.50%      7.92%


TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal will fluctuate so that investor's shares when redeemed, may be worth more or less than their original value. All results assume reinvestment of distributions.

1Investment in the money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value at $1 per share, it is possible to lose money by investing in the funds.

2Some  income  earned in the tax-free  portfolios  may be subject to the federal
alternative   minimum  tax.  Income  earned  by  non-Maryland  or  non-Virginian residents will be subject to applicable state and local taxes.


For more complete information about the FBR Money Market Portfolios, including fees and expenses, call 1.800.622.1386 for a free prospectus. Please read the prospectus carefully before you invest or send money. FBR Money Market Portfolios are distributed by FBR Investment Services, Inc., member NASD/SIPC.



                        Asset Management Revenue Growth

------------------ ------------------------------- ------------------------ ---------------
                   Net investment and incentive    Base management fees.        Total
                   income*
------------------ ------------------------------- ------------------------ ---------------

------------------ ------------------------------- ------------------------ ---------------
1999                           $2.7M                        $9.4M               $12.1M
------------------ ------------------------------- ------------------------ ---------------
------------------ ------------------------------- ------------------------ ---------------
2000                           $12.5M                       $9.7M               $22.2M
------------------ ------------------------------- ------------------------ ---------------
------------------ ------------------------------- ------------------------ ---------------
2001                           $13.2M                      $19.7M               $32.9M
------------------ ------------------------------- ------------------------ ---------------
------------------ ------------------------------- ------------------------ ---------------
12 months ended                $19.0M                      $22.8M               $41.8M
03/31/02
------------------ ------------------------------- ------------------------ ---------------
------------------ ------------------------------- ------------------------ ---------------
Q1 2002                        $31.2M                      $24.0M               $55.2M
Annualized
------------------ ------------------------------- ------------------------ ---------------

Revenue Growth

2000 - 2001 = 48.2%

Q1 2001 - Q2 2002 = 183%


*Excludes technology sector net investment and incentive gain or loss of $36.4M, $41.6M, $(18.1)M and $(1.1)M or $(4.4)M annualized for 1999, 2000, 2001, and Q1 2002 respectively.

                      Friedman Billings Ramsey Group, Inc.


Washington, D.C. Headquarters
1001 Nineteenth Street North
Arlington, Virginia 22209
Tel:  703.312.9500
Fax: 703.312.9501

Atlanta
3475 Lennox Road, Suite 400
Atlanta, Georgia 30326
866.249.4640

Bethesda
4922 Fairmont Avenue
Bethesda, Maryland 20814
301.657.1500

Boston
101 Federal Street, Suite 2130
Boston, Massachusetts 02110
617.439.9550

Charlotte
100 N. Tryon Street, 51st Floor
Charlotte, North Carolina 28202
704.348.2631

Cleveland
3201 Enterprise Parkway, Suite 320
Cleveland, Ohio 44122
216.593.7000

Dallas
200 Crescent Court, Suite 520
Dallas, Texas  75201
214.559.7172

Denver
1200 17th Street , Suite 950
Denver, Colorado 80202
303.534.6060

Irvine (Los Angeles)
18101 Von Karman Avenue, Suite 1000
Irvine, California 92612
949.477.3100

New York
330 Madison Avenue, Suite 900
New York, New York 10017
646.495.5239

Portland
208 SW First Avenue, Suite 300
Portland, Oregon 97204
503. 221.0200

Seattle
1111 Third Avenue, Suite 2400
Seattle, Washington 98104
206. 382.9191

Austria
Millenium Tower - 23rd floor
Handelskai 94-96
A-1201 Vienna
43.1.240.27250

London
9-11 Grosvenor Gardens
London SW1W OBD
44.207.663.9100

                                  www.fbr.com

NOTE: Not all services are available from all offices.

Why is FBR Unique?
We believe that FBR occupies a unique position in the capital markets. We are neither Wall Street nor regional; neither bulge bracket nor boutique.

Our research, institutional brokerage and investment banking services have placed us, with the Wall Street bulge bracket, among the top 10 lead-managed equity underwriters* and among the leading research-driven national brokerages, in the United States.

Yet,  like a  boutique,  we  achieve  success  through  knowing  our  industries extremely well. This proprietary thought process enables us to provide independent research and investment ideas and to provide creative capital to issuers. We focus across research, brokerage, investment banking and asset management on six industry sectors: financial services, real estate, technology, energy, healthcare and diversified industries. Our research analysts write on or have detailed knowledge and understanding of the S&P 500 issuers in their respective spaces, as well as small- and mid-cap names.

Our process combines our deep understanding of individual businesses in the context of their industries, with our significant experience in the capital markets. This, along with our broad institutional distribution, has enabled us to raise billions of dollars of capital as a lead-managing underwriter, including transactions in excess of $500 million in size.